Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
July 22, 2025	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Second Quarter 2025 Results and Quarterly Cash Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended June 30, 2025. The Company reported net income of $12.25 million, or $0.67 per diluted common share, for the quarter ended June 30, 2025.  Net income for the six months ended  June 30, 2025, was $24.06 million or $1.31 per diluted common share.

The Company also declared a quarterly cash dividend to common shareholders of thirty-one cents, $0.31, per common share. The quarterly dividend is payable to common shareholders of record on August 8, 2025, and is expected to be paid on August 22, 2025. This year marks the 40th consecutive year of regular dividends to common shareholders and the prior year was the 15th consecutive year of regular dividend increases.

During the second quarter of 2025, the Company was named a recipient of the 2024 Raymond James Community Bankers Cup.  The award recognizes the superior financial performance of the top 10% of the country's community banks.

Second Quarter 2025 Highlights

Income Statement

o	Net interest margin for the second quarter of 2025 remained strong at 4.37%. The yield on earning assets decreased 16 basis points from the same period of 2024 and is primarily attributable to a decrease in interest income of $1.40 million. Interest income on loans decreased $2.05 million, which was primarily due to a decrease in the average balance for loans of $134.85 million. Additionally, the yield on loans decreased 6 basis points. The decrease in interest income on loans was somewhat offset by an increase in interest income on interest-bearing deposits with banks of $840 thousand. Interest expense on interest-bearing liabilities decreased $145 thousand, which is primarily attributable to a decrease in average balance, as well as a decrease in yield of 3 basis points.
o	There was a recovery of provision for credit losses for the quarter ending June 30, 2025, of $285 thousand compared to a provision of $144 thousand for the same period of 2024. The decrease is primarily due to a decrease in net charge-offs for the quarter of $553 thousand compared to the same period in 2024 and a reduction in loan balance period over period of $119.99 million.
o	Noninterest income increased approximately $998 thousand, or 10.68%, when compared to the same quarter of 2024. The increase is primarily attributable to an increase in service charges on deposits of $692 thousand, or 20.19%. Noninterest expense increased $558 thousand, or 2.24%, when compared to the same period of 2024. The increase is attributable to increases in salaries and benefits of $1.86 million, or 14.87%, other operating expense of $328 thousand, or 10.84%, and advertising and public relations of $221 thousand, or 23.67%.
o	Net income of $12.25 million for the second quarter of 2025, was a decrease of $440 thousand, or 3.47%, from the same quarter of 2024. Net income of $24.06 million for the first six months of 2025, was a decrease of $1.47 million, or 5.75%, from the same period of 2024.
o

Annualized return on average assets ("ROA") was 1.53% for the second quarter of 2025 compared to 1.58% for the same period of 2024. Annualized return on average assets ("ROA") for the six months ended June 30, 2025, was 1.51% compared to 1.59% for the same period of 2024  Annualized return on average common equity ("ROE") was 9.84% for the second quarter of 2025 compared to 10.02% for the same period of 2024.  Annualized return on average common equity ("ROE") was 9.67% for the six months ended June 30, 2025, compared to 10.10% for the same period of 2024.   Additionally, return on average tangible common equity continues to remain strong at 14.32% for the second quarter of 2025.

Balance Sheet and Asset Quality

o	Consolidated assets totaled $3.18 billion at June 30, 2025.
o	Loans decreased $62.81 million, or 2.60%, from December 31, 2024. Securities available for sale decreased $37.31 million, or 21.97%, from December 31, 2024. Deposits decreased $55.88 million, or 2.08%, which was due to a decrease in interest-bearing demand deposits and declining higher-rate time deposits. Stockholder equity decreased $23.56 million, or 4.48% primarily due to the payment of a special cash dividend in the first quarter of 2025. The net effect of these balance sheet changes resulted in an increase in cash and cash equivalents of $17.60 million, or 4.66%.
o

The Company repurchased 50,338 common shares during the second quarter of 2025 at a cost of $1.85 million; there were no shares repurchased in the first quarter of 2025.  The Company purchased 155,044 common shares during the second quarter of 2024 at a total cost of $5.28 million; a total of 244,440 common shares was purchased during the first six months of 2024 at a total cost of $8.25 million.

o	Total non-performing assets as of June 30, 2025, were $19.17 million, compared with $20.67 million as of December 31, 2024, and $19.93 million as of June 30, 2024. The Company has realized a declining trend in non-performing assets since September 30, 2024.
o

Non-performing loans to total loans remained the same at 0.79% when compared with the same quarter of 2024.  The Company experienced net charge-offs for the second quarter of 2025 of $472 thousand, or 0.08% of annualized average loans, compared to net charge-offs of $1.03 million, or 0.16%, of annualized average loans for the same period in 2024.

o	The allowance for credit losses to total loans was 1.40% at June 30, 2025, compared to 1.44% at December 31, 2024 and 1.41% at June 30, 2024.
o

Book value per share at June 30, 2025, was $ 27.46, a decrease of $1.27 from year-end 2024.  The decrease is primarily attributable to the payment of the special cash dividend in the first quarter of 2025 of $2.07 per share totaling approximately $37.93 million.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as a reconciliation to that comparable GAAP financial measure can be found in the attached tables to this press release.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 53 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of June 30, 2025. First Community Bank offers wealth management and investment advice and services through its Trust Division and through its wholly owned subsidiary, First Community Wealth Management, which collectively managed and administered $1.66 billion in combined assets as of June 30, 2025. The Company reported consolidated assets of $3.18 billion as of June 30, 2025. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; changes in banking laws and regulations; the degree of competition by traditional and non-traditional competitors; the impact of natural disasters, extreme weather events, military conflict , terrorism or other geopolitical events; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands, except share and per share data)	2025	2025	2024	2024	2024	2025	2024
Interest income
Interest and fees on loans	$30,637	$30,669	$31,637	$32,120	$32,696	$61,306	$66,114
Interest on securities	1,029	1,238	1,447	1,070	1,211	2,267	2,909
Interest on deposits in banks	3,722	3,262	3,348	3,702	2,882	6,984	3,795
Total interest income	35,388	35,169	36,432	36,892	36,789	70,557	72,818
Interest expense
Interest on deposits	4,731	4,871	5,099	5,298	4,877	9,602	9,242
Interest on borrowings	-	-	-	-	-	-	35
Total interest expense	4,731	4,871	5,099	5,298	4,877	9,602	9,277
Net interest income	30,657	30,298	31,333	31,594	31,912	60,955	63,541
Provision for credit losses	(285)	321	1,082	1,360	144	36	1,155
Net interest income after provision	30,942	29,977	30,251	30,234	31,768	60,919	62,386
Noninterest income	10,340	10,229	10,337	10,452	9,342	20,569	18,601
Noninterest expense	25,455	24,944	24,107	24,177	24,897	50,399	48,283
Income before income taxes	15,827	15,262	16,481	16,509	16,213	31,089	32,704
Income tax expense	3,581	3,444	3,441	3,476	3,527	7,025	7,173
Net income	$12,246	$11,818	$13,040	$13,033	$12,686	$24,064	$25,531

Earnings per common share
Basic	$0.67	$0.64	$0.71	$0.71	$0.69	$1.31	$1.39
Diluted	$0.67	$0.64	$0.71	$0.71	$0.71	$1.31	$1.42
Cash dividends per common share
Regular	0.31	0.31	0.31	0.31	0.29	0.62	0.58
Special cash dividend	-	2.07	-	-	-	2.07	-
Weighted average shares outstanding
Basic	18,295,465	18,324,760	18,299,612	18,279,612	18,343,958	18,310,032	18,410,043
Diluted	18,400,793	18,451,321	18,418,441	18,371,907	18,409,876	18,427,503	18,475,110
Performance ratios
Return on average assets	1.53%	1.49%	1.60%	1.60%	1.58%	1.51%	1.59%
Return on average common equity	9.84%	9.49%	9.89%	10.04%	10.02%	9.67%	10.10%
Return on average tangible common equity(1)	14.32%	13.79%	14.12%	14.46%	14.54%	14.04%	14.68%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands)	2025	2025	2024	2024	2024	2025	2024
Noninterest income
Wealth management	$1,222	$1,162	$1,251	$1,071	$1,064	$2,384	$2,163
Service charges on deposits	4,120	3,836	3,613	3,661	3,428	7,956	6,738
Other service charges and fees	3,791	3,340	3,575	3,697	3,670	7,131	7,120
Other operating income	1,207	1,891	1,898	2,023	1,180	3,098	2,580
Total noninterest income	$10,340	$10,229	$10,337	$10,452	$9,342	$20,569	$18,601
Noninterest expense
Salaries and employee benefits	$14,349	$13,335	$13,501	$13,129	$12,491	$27,684	$25,072
Occupancy expense	1,290	1,576	1,329	1,270	1,309	2,866	2,687
Furniture and equipment expense	1,587	1,575	1,562	1,574	1,687	3,162	3,232
Service fees	2,475	2,484	2,305	2,461	2,427	4,959	4,876
Advertising and public relations	1,154	1,055	1,165	967	933	2,209	1,729
Professional fees	360	372	295	221	330	732	702
Amortization of intangibles	526	524	535	536	530	1,050	1,060
FDIC premiums and assessments	361	362	365	365	364	723	733
Litigation expense	-	-	-	-	1,800	-	1,800
Other operating expense	3,353	3,661	3,050	3,654	3,026	7,014	6,392
Total noninterest expense	$25,455	$24,944	$24,107	$24,177	$24,897	$50,399	$48,283

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands, except per share data)	2025	2025	2024	2024	2024	2025	2024
Adjusted Net Income for diluted earnings per share	$12,246	$11,818	$13,040	$13,033	$12,686	$24,064	$26,210
Non-GAAP adjustments:
Litigation expense	-	-	-	-	1,800	-	1,800
Other items(1)	-	-	-	(825)	-	-	-
Total adjustments	-	-	-	(825)	1,800	0	1,800
Tax effect	-	-	-	(198)	432	0	432
Adjusted earnings, non-GAAP	$12,246	$11,818	$13,040	$12,406	$14,054	$24,064	$27,578

Adjusted diluted earnings per common share, non-GAAP	$0.67	$0.64	$0.71	$0.68	$0.76	$1.31	$1.49
Performance ratios, non-GAAP
Adjusted return on average assets	1.53%	1.49%	1.60%	1.53%	1.75%	1.51%	1.72%
Adjusted return on average common equity	9.84%	9.49%	9.89%	9.56%	11.10%	9.67%	10.91%
Adjusted return on average tangible common equity (2)	14.32%	13.79%	14.12%	13.77%	16.11%	14.04%	15.86%

(1)	Includes other non-recurring income and expense items.
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended June 30,
	2025			2024
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,364,362	$30,731	5.21%	$2,499,212	$32,777	5.27%
Securities available for sale	128,457	1,053	3.29%	144,755	1,242	3.45%
Interest-bearing deposits	333,872	3,722	4.47%	210,432	2,883	5.51%
Total earning assets	2,826,691	35,506	5.04%	2,854,399	36,902	5.20%
Other assets	377,879			373,029
Total assets	$3,204,570			$3,227,428

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$657,888	$178	0.11%	$664,707	$174	0.10%
Savings deposits	895,024	3,322	1.49%	874,420	3,582	1.65%
Time deposits	228,485	1,232	2.16%	246,291	1,121	1.83%
Total interest-bearing deposits	1,781,397	4,732	1.07%	1,785,418	4,877	1.10%
Borrowings
Federal funds purchased	-	-	-	-	-	0.00%
Retail repurchase agreements	1,293	-	0.07%	1,002	-	0.04%
Total borrowings	1,293	-	0.07%	1,002	-	0.04%
Total interest-bearing liabilities	1,782,690	4,732	1.06%	1,786,420	4,877	1.10%
Noninterest-bearing demand deposits	877,346			884,681
Other liabilities	45,310			47,123
Total liabilities	2,705,346			2,718,224
Stockholders' equity	499,224			509,204
Total liabilities and stockholders' equity	$3,204,570			$3,227,428
Net interest income, FTE(1)		$30,774			$32,025
Net interest rate spread			3.97%			4.10%
Net interest margin, FTE(1)			4.37%			4.51%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $430 thousand and $661 thousand for the three months ended June 30, 2025 and 2024, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Six Months Ended June 30,
	2025			2024
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$2,379,630	$61,488	5.21%	$2,524,159	$66,278	5.28%
Securities available for sale	138,804	2,314	3.36%	191,882	2,974	3.12%
Interest-bearing deposits	315,011	6,984	4.47%	138,458	3,798	5.52%
Total earning assets	2,833,445	70,786	5.04%	2,854,499	73,050	5.15%
Other assets	375,846			373,322
Total assets	$3,209,291			$3,227,821

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$658,268	$358	0.11%	$665,291	$336	0.10%
Savings deposits	893,096	6,633	1.50%	870,252	6,995	1.62%
Time deposits	233,343	2,612	2.26%	248,133	1,911	1.55%
Total interest-bearing deposits	1,784,707	9,603	1.09%	1,783,676	9,242	1.04%
Borrowings
Federal funds purchased	-	-	-	1,264	35	5.52%
Retail repurchase agreements	1,183	-	0.06%	1,065	-	0.05%
Total borrowings	1,183	-	0.06%	2,329	35	3.02%
Total interest-bearing liabilities	1,785,890	9,603	1.08%	1,786,005	9,277	1.04%
Noninterest-bearing demand deposits	868,714			885,813
Other liabilities	52,698			47,710
Total liabilities	2,707,302			2,719,528
Stockholders' equity	501,989			508,293
Total liabilities and stockholders' equity	$3,209,291			$3,227,821
Net interest income, FTE(1)		$61,183			$63,773
Net interest rate spread			3.96%			4.11%
Net interest margin, FTE(1)			4.35%			4.49%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $986 thousand and $1.44 million for the six months ended June 30, 2025 and 2024, respectively.

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands, except per share data)	2025	2025	2024	2024	2024
Assets
Cash and cash equivalents	$395,057	$414,682	$377,454	$315,338	$329,877
Debt securities available for sale, at fair value	132,535	129,659	169,849	166,669	129,686
Loans held for investment, net of unearned income	2,353,277	2,382,699	2,416,089	2,444,113	2,473,268
Allowance for credit losses	(33,020)	(33,784)	(34,825)	(35,118)	(34,885)
Loans held for investment, net	2,320,257	2,348,915	2,381,264	2,408,995	2,438,383
Premises and equipment, net	48,023	48,780	48,735	49,654	50,528
Other real estate owned	455	298	521	346	100
Interest receivable	8,787	9,306	9,207	9,883	9,984
Goodwill	143,946	143,946	143,946	143,946	143,946
Other intangible assets	11,964	12,490	13,014	13,550	14,085
Other assets	119,990	117,697	117,226	115,980	116,230
Total assets	$3,181,014	$3,225,773	$3,261,216	$3,224,361	$3,232,819

Liabilities
Deposits
Noninterest-bearing	$873,677	$893,794	$883,499	$869,723	$889,462
Interest-bearing	1,761,687	1,790,683	1,807,748	1,789,530	1,787,810
Total deposits	2,635,364	2,684,477	2,691,247	2,659,253	2,677,272
Securities sold under agreements to repurchase	1,016	908	906	954	894
Interest, taxes, and other liabilities	41,805	43,971	42,671	43,460	45,769
Total liabilities	2,678,185	2,729,356	2,734,824	2,703,667	2,723,935

Stockholders' equity
Common stock	18,311	18,327	18,322	18,291	18,270
Additional paid-in capital	169,358	169,867	169,752	168,691	168,272
Retained earnings	324,307	317,728	349,489	342,121	334,756
Accumulated other comprehensive loss	(9,147)	(9,505)	(11,171)	(8,409)	(12,414)
Total stockholders' equity	502,829	496,417	526,392	520,694	508,884
Total liabilities and stockholders' equity	$3,181,014	$3,225,773	$3,261,216	$3,224,361	$3,232,819

Shares outstanding at period-end	18,311,232	18,326,657	18,321,795	18,290,938	18,270,273
Book value per common share	$27.46	$27.09	$28.73	$28.47	$27.85
Tangible book value per common share(1)	18.95	18.55	20.16	19.86	19.20

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding.

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands)	2025	2025	2024	2024	2024
Allowance for Credit Losses
Balance at beginning of period:
Allowance for credit losses - loans	$33,784	$34,825	$35,118	$34,885	$35,461
Allowance for credit losses - loan commitments	312	341	441	441	746
Total allowance for credit losses beginning of period	34,096	35,166	35,559	35,326	36,207
Provision for credit losses:
(Recovery of ) provision for credit losses - loans	(292)	350	1,182	1,360	449
(Recovery of) provision for credit losses - loan commitments	7	(29)	(100)	-	(305)
Total provision for credit losses - loans and loan commitments	(285)	321	1,082	1,360	144
Charge-offs	(1,509)	(1,998)	(2,005)	(1,799)	(1,599)
Recoveries	1,037	607	530	672	574
Net charge-offs	(472)	(1,391)	(1,475)	(1,127)	(1,025)
Balance at end of period:
Allowance for credit losses - loans	33,020	33,784	34,825	35,118	34,885
Allowance for credit losses - loan commitments	319	312	341	441	441
Ending balance	$33,339	$34,096	$35,166	$35,559	$35,326

Nonperforming Assets
Nonaccrual loans	$18,084	$19,974	$19,869	$19,754	$19,815
Accruing loans past due 90 days or more	568	117	149	176	19
Modified loans past due 90 days or more	-	125	135	-	-
Total nonperforming loans	18,652	20,216	20,153	19,930	19,834
OREO	455	298	521	346	100
Total nonperforming assets	$19,107	$20,514	$20,674	$20,276	$19,934

Additional Information
Total modified loans	$2,129	$2,124	$2,260	$2,320	$2,290

Asset Quality Ratios
Nonperforming loans to total loans	0.79%	0.85%	0.83%	0.82%	0.80%
Nonperforming assets to total assets	0.60%	0.64%	0.63%	0.63%	0.62%
Allowance for credit losses to nonperforming loans	177.03%	167.12%	172.80%	176.21%	175.88%
Allowance for credit losses to total loans	1.40%	1.42%	1.44%	1.44%	1.41%
Annualized net charge-offs to average loans	0.08%	0.24%	0.24%	0.18%	0.16%